UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K/A-1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 7, 2009

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53291
(Commission File No.)

1781 Larkspur Drive
Golden, CO   80401
(Address of principal executive offices and Zip Code)

(303) 526-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01     FINANCIAL STATEMENTS OF BUSINESS BEING ACQUIRED

(a)  Financial statements of businesses acquired.
KILIMANJARO MINING COMPANY INC.
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEETS

	June 30,	December 31,
	2009	2008
	(UNAUDITED)
ASSETS
CURRENT ASSETS
Cash and bank balances	$222,379	$122,970
Accounts receivable	10,000	-
Advances to related party	155,614	1,580,654
Total Current Assets	387,993	1,703,624

PROPERTY AND EQUIPMENT, NET	8,377	8,896

DUE FROM RELATED PARTY	3,500	53,500

LONG-TERM INVESTMENTS	4,955,659	1,650,000

TOTAL ASSETS	$5,355,529	$3,416,020

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$2,041	$5,310
Acquisition liabilities - current portion	1,751,415	-
Accrued expenses	-	125,000
Total Current Liabilities	1,753,456	130,310

NONCURRENT LIABILITIES
Long-term liabilities - Acquisition	3,173,432	-
Total Noncurrent Liabilities	3,173,432	-

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value;
100,000,000 shares authorized 31,377,958 and 22,130,340
shares issued and outstanding, respectively	31,378	22,130
Additional paid-in capital	4,285,847	2,928,049
Subscription receivable	(23,275)	(13,275)
Accumulated deficit during exploration stage	(8,312,914)	(1,301,164)
Accumulated other comprehensive income	4,447,605	1,649,970
Total Stockholders' Equity (Deficit)	428,641	3,285,710

TOTAL LIABILITIES AND
STOCKHOLDERS EQUITY (DEFICIT)	$5,355,529	$3,416,020

The accompanying notes are an integral part of these financial statements

KILIMANJARO MINING COMPANY INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Three	For the Three	For the Six	For the Six	Period from
	Month Period	Month Period	Month Period	Month Period	December 11, 2006
	Ended	Ended	Ended	Ended	(Inception) to
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008	June 30, 2009

REVENUE	$-		$-	$-	$15,900

OPERATING EXPENSES
General and administrative expenses	741,452	145,784	844,960	283,451	2,154,444
Amortization and Depreciation	582	-	1,156	-	3,735
Mineral interests acquisition costs	6,175,634	-	6,175,634	-	6,175,634
Total operating expense	6,917,667	145,784	7,021,750	283,451	8,333,813

LOSS FROM OPERATIONS	(6,917,667)	(145,784)	(7,021,750)	(283,451)	(8,317,913)

OTHER INCOME(LOSS)
Gain(loss) on Long-term Investments	10,000		10,000	-	5,000
Total other income(loss)	10,000	-	10,000	-	5,000

LOSS BEFORE TAXES	(6,907,667)	(145,784)	(7,011,750)	(283,451)	(8,312,913)

INCOME TAX EXPENSE (BENEFIT)	-	-	-	-	-

NET LOSS	$(6,907,667)	$(145,784)	$(7,011,750)	$(283,451)	$(8,312,913)

OTHER COMPREHENSIVE INCOME(LOSS)
Unrealized holding gain on investment	2,527,635	1,890,000	2,797,635	1,950,000	4,447,605
NET COMPREHENSIVE INCOME (LOSS)	$(4,380,032)	$1,744,216	$(4,214,115)	$1,666,549	$(3,865,308)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.25)	$(0.01)	$(0.28)	$(0.01)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	27,201,887	20,586,713	25,323,118	20,510,405

The accompanying notes are an integral part of these financial statements

KILIMANJARO MINING COMPANY INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Six	For the Six	Period from
	Month Period	Month Period	December 11, 2006
	Ended	Ended	(Inception) to
	June 30, 2009	June 30, 2008	June 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(7,011,750)	$(283,451)	$(8,312,913)
Adjustments to reconcile net loss to net cash
Amortization and depreciation	1,156	-	3,735
Share payment for mineral interest acquisition costs	258,813		258,813
Share payment for consulting services	758,232		758,232
Net Gain on sale of investment	(10,000)	-	(10,000)
Provided (used) by operating activities:
Decrease(Increase) in Advances to Related Party	1,421,040	(323,159)	(155,614)
Decrease(Increase) in Due from Related Party	50,000	-	(3,500)
Increase(Decrease) in Accounts payable	(3,269)	(28,408)	2,041
Increase in Accounts payable - Acquisition	1,751,415		1,751,415
Increase in Long-term liabilities - Acquisition	3,173,432		3,173,432
Decrease in Accrued compensation expenses	(125,000)		-
Net cash used by operating activities	264,069	(635,018)	(2,534,359)

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES
Acquisition of property, plant, and equipment	(636)	(3,146)	(12,112)
Acquisition of long-term investment	(508,024)	(5,000)	(508,054)
	(508,660)	(8,146)	(520,166)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Proceeds from issuance of stock	344,000	167,950	3,276,904
Net cash provided by financing activities	344,000	167,950	3,276,904

Net increase in cash and cash equivalents	99,409	(475,215)	222,379

Cash at beginning of period	122,970	616,688	-

Cash at end of period	$222,379	$141,473	$222,379

SUPPLEMENTAL CASH DISCLOSURES:
Income taxes paid	$-	$-	$-
Interest paid	$-	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Stock issued for subscription receivable	$10,000	$-	$23,275
Receivable exchanged for Long-term investment	$10,000	$-	$10,000
Investment acquired through payable	$-	$30	$30

The accompanying notes are an integral part of these financial statements

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

NOTE 1 - DESCRIPTION OF BUSINESS

Kilimanjaro Mining Company Inc. (hereinafter “the Company”) was incorporated December 11, 2006 under the laws of the State of Nevada.

The Company’s administrative office is located in Carson City, Nevada. The Company’s year-end is December 31.

The principal business of the Company is to search for mineral deposits or reserves which are not in either the development or production stage. The Company is an exploration stage corporation that intends to conduct exploration activities on gold and uranium properties located in Tanzania.

The foregoing unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Regulation S-X as promulgated by the Securities and Exchange Commission (“SEC”). Accordingly, these financial statements do not include all of the disclosures required by generally accepted accounting principles in the United States of America for complete financial statements. These unaudited interim financial statements should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2008, included in the Company’s Form 10-K filing. In the opinion of management, the unaudited interim financial statements furnished herein include all adjustments, all of which are of a normal recurring nature, necessary for a fair statement of the results for the interim period presented. Operating results for the six month period ended June 30, 2009 are not necessarily indicative of the results that may be expected for the full year.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amounts of revenues and expenses during the period. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of the Company’s financial statements; accordingly, it is possible that the actual results could differ from the estimates and assumptions and could have a material effect on the reported amounts of the Company’s financial position and results of operations.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of Kilimanjaro Mining Company Inc are presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.

These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

Accounting Method
The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all short-term debt with original maturities of three months or less to be equivalent.

Derivative Instruments
The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At June 30, 2009, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings Per Share
The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of "basic" and "diluted" earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted losses per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Exploration Stage
The Company has been in an exploration stage since its formation and has not realized any revenues from operations. It is primarily engaged in searching for mineral deposits or reserves which are not in either the development or production stage.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

Fair Value of Financial Instruments
SFAS No. 157, Fair Value Measurements ("SFAS 157"), defies fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements.

SFAS 157 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:
Level 1. Observable inputs such as quoted prices in active markets;
Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the six months ended June 30, 2009.

Going Concern
As shown in the accompanying financial statements, the Company had an accumulated deficit incurred through June 30, 2009. The Company has limited revenues, limited cash and losses from operations. Management intends to seek additional capital from new equity securities offerings that will provide funds needed begin the exploration for mining projects. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence. The Company expects to be able to control its cash outflows based upon funds received.

Impairment of Long-Lived Assets
SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” establishes a single accounting model for long-lived assets to be disposed of by sale including discontinued operations. SFAS No. 144 requires that these long-lived assets be measured at the lower of the carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. The Company has adopted SFAS No. 144 and evaluates its long-term assets annually for impairment.

Income Taxes
Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (hereinafter “SFAS No.109”). Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

Investments
Investments consist of equity securities of publicly held companies. The Company classifies investments as available for sale under Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investment in Debt and Equity Securities.”  Investments are carried at fair market value, which is based on quoted market prices. Unrealized holding gains and losses are included as a component of accumulated other comprehensive income (loss), net of related deferred income taxes, unless a permanent impairment in value has occurred, which is then charged to operations. Realized gains and losses from the sale of available for sale securities are determined on a specific identification basis. Dividend and interest income is recognized as earned. Investments have been classified as non-current assets in the accompanying financial statement due to management’s current intent to hold such investments.

Use of Estimates
The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Mineral Properties
Both costs of acquiring mineral properties and costs to maintain the mineral rights and leases are expensed as incurred. When a property reaches the production stage, the related capitalized costs will be amortized, using the units of production method on the basis of periodic estimates of ore reserves.

New Accounting Pronouncements
In June 2009, the FASB issued SFAS No. 168, “FASB Accounting Standards Codification” (Codification) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009. The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered nonauthoritative. The Codification is effective for interim and annual periods ending after September 15, 2009. The Codification is for disclosure only and will not impact our financial condition or results of operations. We are currently evaluating the impact to our financial reporting process of providing Codification references in our public filings.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (SFAS 167). SFAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 will become effective for our fiscal year beginning November 15, 2009. We are currently evaluating the effect the adoption of SFAS 167 will have on our Consolidated Financial Statements.

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140”. This statement requires additional disclosures concerning a transferor’s continuing involvement with transferred financial assets. SFAS No. 166 eliminates the

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

concept of a “qualifying special-purpose entity” and changes the requirements for derecognizing financial assets. SFAS No. 166 is effective for fiscal years beginning after November 15, 2009. We are currently evaluating the impact that the adoption of SFAS No. 166 will have on our financial statements.

In May 2009, the FASB issued Statement of SFAS No. 165, Subsequent Events. This Statement establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. This Statement is effective for interim and annual periods ending after June 15, 2009 and as such, we adopted this standard in the first quarter of fiscal year 2010. The Company's adoption of SFAS 165 did not have a material impact on the interim or annual consolidated financial statements or the disclosures in those financial statements.

NOTE 3 - ADVANCES RELATED PARTY

The Company advanced funds to Geo Can Resources to find mineral property interest in Tanzania.  As of June 30, 2008, the company advanced $156,000 to GeoCan Resources Company. The advances bear no interest and are due on demand.

NOTE 4 - PROPERTY AND EQUIPMENT

At June 30, 2009, property and equipment consisted of the following:

Category	As at 6/30/2009			As at 12/31/2008
	Cost	Accumulated Amortization	Net Book Value	Cost	Accumulated Amortization	Net Book Value
Computers & Software	$ 12,112	$ 3,735	$ 8,377	$ 11,476	$ 2,580	$ 8,896
	$ 12,112	$ 3,735	$ 8,377	$ 11,476	$ 2,580	$ 8,896

Depreciation expenses for the six month ended June 30, 2009 and 2008 are $1,155 and nil, respectively.

NOTE 5 - RELATED PARTY TRANSACTIONS

On May 6, Lake Victoria Mining Company paid $50,000 to the Company which reduced the total outstanding load amount to $3,500.  This loan is noncollateralized and due on demand.

NOTE 6 - LONG-TERM INVESTMENT

On March 21, 2007, the company purchased 3,000,000 restricted common shares at $0.00001 per share from Lake Victoria Mining Company in the total consideration of $30. As of June 30, 2009, the Company has not paid $30 to Lake Victoria Mining Company. As of June 30, 2009, the fair market value of the investment in Lake Victoria Mining Company was $1,590,000.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

On May 5, 2009, the Company signed assets purchase agreement with Geo Can Resources. The Company received 6,350,300 restricted common shares of Lake Victoria at a fair value of $539,140. As of June 30, 2009, the fair market value of shares was $2,857,635.

On May 15, 2009, the Company signed an agreement for private sale of shares with Hampton Park Capital LLC. The Company sold 5,000,000 common shares of Kibo resources to Hampton Park in the total consideration of $10,000. The payment shall be settled on or before October 30, 2009.

Securities classified as available for sale are reported at fair value utilizing Level 1 inputs. For these securities, the Company obtains fair value from active markets.

The following table presents information about the Company’s assets measured at fair value on a recurring basis as of December 31, 2008 and 2007, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value.

		Fair Value Measurements
		At June 30, 2009, Using
		Quoted Prices
		In Active	Other	Significant
		Markets for	Observable	Unobservable
	Fair Value	Identical Assets	Inputs	Inputs
Description	DATE	(Level 1)	(Level 2)	(Level 3)
Available-for-Sale Securities
Lake Victoria Mining Company	6/30/2009	4,447,635
Total Assets Measured at Fair Value		$4,447,635	$-

NOTE 7 - ACCRUED COMPENSATION EXPENSES

On November 1, 2007, the company signed employment agreement with company’s vice president. According to the agreement, the Company shall pay him 100,000 restricted common shares each year for 2007 and 2008, with a fair value of $0.75 per share in the total amount of $75,000 and $0.50 per share in the total amount of $50,000 respectively.  As of June 30, the Company issued 200,000 common shares to pay accrued expenses in full.

NOTE 8 - MINERIAL PROPERTY INTERESTS ACQUSIITION

On May 5, 2009, the Company acquired 100% interest of 33 Gold licenses and 13 Uranium licenses from Geo Can Resources in the total consideration of $1,759,000. As part of the agreement, the Company retained 6,350,300 restricted common shares of Lake Victoria at a fair value of $539,140 from Geo Can Resources. The payment include share payment of 5,176,250 common shares with fair value of $259,000 and cash payment 1,500,000 which wrote-off cash advancement to Geo Can Resources.

On May 21, 2009, one director of the company entered into PMLs acquisition agreements on behalf of the Company to acquire 28 PMLs in Singida area. Total agreed purchasing consideration of $4,925,000 is to be paid within 730 days.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

NOTE 9 - CAPITAL STOCK

Common Stock
The Company is authorized to issue 100,000,000 shares of common stock a par value of $0.001. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In June, 2009, the Company issued 149,268 shares of common stock at $0.40 per share on payment of consulting services.

In June, 2009, the Company issued 2,294,100 shares of common stock at $0.25 per share on payment of consulting services.

In June, 2009, the Company issued 100,000 shares of common stock at $0.75 per share on payment of consulting services.

In June, 2009, the Company issued 100,000 shares of common stock at $0.50 per share on payment of consulting services.

NOTE 10 - SUBSEQUENT EVENTS

On August 7, 2009, the Company completed the share exchange agreement with Lake Victoria Mining Company Inc. Upon completion, Kilimanjaro Mining Company becomes a wholly owned subsidiary of Lake Victoria Mining Company, Inc.

As of October 20, 2009, the Company has evaluated all other subsequent events and determined there are no material unrecognized subsequent events.

To the Board of Directors and
Stockholders of Kilimanjaro Mining Company, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Kilimanjaro Mining Company, Inc. as of December 31, 2008 and 2007, and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for the years then ended and for the period from December 11, 2006, (inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kilimanjaro Mining Company, Inc. as of December 31, 2008 and 2007, and the results of their operations and their cash flows for the years then ended and for the period from December 11, 2006, (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has sustained substantial operating losses since inception and has limited cash resources. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

BEHLERMICK PS
BehlerMick PS
Spokane, Washington
October 19, 2009

KILIMANJARO MINING COMPANY INC.
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEETS
	December 31,	December 31,
	2008	2007
ASSETS

CURRENT ASSETS
Cash and bank balances	$122,970	$637,688
Advances to related party	1,580,654	703,953
Total Current Assets	1,703,624	1,341,641

PROPERTY AND EQUIPMENT, NET	8,896	1,139

DUE FROM RELATED PARTY	53,500	53,500

LONG-TERM INVESTMENTS	1,650,000	300,000

TOTAL ASSETS	$3,416,020	$1,696,280

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$5,310	$23,992
Accrued compensation expenses	125,000	75,000
Total Current Liabilities	130,310	98,992

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value;
100,000,000 shares authorized, 22,130,140 and 20,434,936
shares issued and outstanding, respectively	22,130	20,435
Additional paid-in capital	2,928,049	2,026,110
Subscription receivable	(13,275)	(13,275)
Accumulated deficit during exploration stage	(1,301,164)	(735,953)
Accumulated other comprehensive income	1,649,970	299,970
Total Stockholders' Equity (Deficit)	3,285,710	1,597,288

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$3,416,020	$1,696,280

The accompanying notes are an integral part of these financial statements

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

			Period from
	For the Year	For the Year	December 11, 2006
	Ended	Ended	(Inception) to
	December 31, 2008	December 31, 2007	December 31, 2008

REVENUE	$-	$15,900	$15,900

OPERATING EXPENSES
General and administrative expenses	557,916	748,551	1,309,484
Amortization and depreciation	2,295	285	2,580
Total operating expense	560,211	748,836	1,312,064

LOSS FROM OPERATIONS	(560,211)	(732,936)	(1,296,164)

OTHER INCOME(LOSS)
Gain(loss) on Long-term Investments	(5,000)	-	(5,000)
Total other income(loss)	(5,000)	-	(5,000)

LOSS BEFORE TAXES	(565,211)	(732,936)	(1,301,164)

INCOME TAX EXPENSE (BENEFIT)	-	-	-

NET LOSS	$(565,211)	$(732,936)	$(1,301,164)

OTHER COMPREHENSIVE INCOME(LOSS)
Unrealized holding gain on investment	1,350,000	299,970	1,649,970
NET COMPREHENSIVE INCOME (LOSS)	$784,789	$(432,966)	$348,806

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.03)	$(0.04)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	20,585,247	17,332,709

The accompanying notes are an integral part of these financial statements

KILIMANJARO MINING COMPANY, INC.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS

			Period from
	For the Year	For the Year	December 12, 2006
	Ended	Ended	(Inception) to
	December 31, 2008	December 31, 2007	December 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(565,211)	$(732,936)	$(1,301,164)
Adjustments to reconcile net loss to net cash
Amortization and depreciation	2,295	285	2,580
Provided (used) by operating activities:
Increase in Advances to Related Party	(876,701)	(703,953)	(1,580,654)
Increase in Due from Related Party	-	(53,500)	(53,500)
Increase in Accounts Payable	(18,683)	22,498	5,280
Increase in Accrued Compensation Expenses	50,000	75,000	125,000

Net cash used by operating activities	(1,408,299)	(1,392,606)	(2,802,458)

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES
Acquisition of property, plant, and equipment	(10,053)	(525)	(11,476)
	(10,053)	(525)	(11,476)
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Proceeds from issuance of stock	903,634	2,030,770	2,936,904
Net cash provided by financing activities	903,634	2,030,770	2,936,904

Net increase in cash and cash equivalents	(514,718)	637,639	122,970

Cash at beginning of period	637,688	49	-

Cash at end of period	$122,970	$637,688	$122,970

SUPPLEMENTAL CASH DISCLOSURES:
Income taxes paid	$-	$-	$-
Interest paid	$-	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Stock issued for subscription receivable	$-	$(3,500)	$(13,275)
Investment acquired through payable	$-	$(30)	$(30)

The accompanying notes are an integral part of these financial statements

KILIMANJARO MINING COMPANY, INC.
( AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' DEFICITFLOWS

					Accumulated	Accumulated	Total
	Common Stock		Additional	Subscription	Deficit During	Other comprehensive	Stockholders'
	Shares	Amount	Paid-in Capital	Receivable	Exploration Stages	Income	Deficit
Balance, at December 12, 2006	-	$ -	$ -	$ -	$ -		$ -
Common stock issued for cash
at $0.001 per share	12,275,000	12,275	-	(9,775)	-	-	2,500

Net loss for period ended
December 31, 2006	-	-	-	-	(3,017)	-	(3,017)

Balance, at December 31, 2006	12,275,000	$ 12,275	$ -	$ (9,775)	$ (3,017)	$ -	$ (517)
Common stock issued for consulting
service provided @ $0.10 per share	1,975,000	1,975	195,525	-	-	-	197,500

Common stock issued for cash
at $0.10 per share	4,310,000	4,310	426,690	(3,500)	-	-	427,500

Common stock issued for cash
at $0.75 per share	1,874,936	1,875	1,403,895	-	-	-	1,405,770

Unrealized holding gains on investment							299,970
arising during period	-	-	-	-	-	299,970

Net loss for period ended
December 31, 2007	-	-	-	-	(732,936)	-	(732,936)

Balance, December 31, 2007	20,434,936	$ 20,435	$ 2,026,110	$ (13,275)	$ (735,953)	$ 299,970	$ 1,597,288
Common stock issued for cash
at $0.75 per share	223,933	224	167,726	-	-	-	167,950

Common stock issued for cash
at $0.50 per share	1,471,471	1,471	734,213	-	-	-	735,684

Unrealized holding gains on investment
arising during period	-	-	-	-	-	1,350,000	1,350,000

Net loss for period ended
December 31, 2008	-	-	-	-	(565,211)	-	(565,211)
Balance, December 31, 2008	22,130,340	$ 22,130	$ 2,928,049	$ (13,275)	$ (1,301,164)	$ 1,649,970	$ 3,285,710

The accompanying notes are an integral part of these financial statements

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

NOTE 1 - DESCRIPTION OF BUSINESS

Kilimanjaro Mining Company Inc. (hereinafter “the Company”) was incorporated December 11, 2006 under the laws of the State of Nevada.

The Company’s administrative office is located in Carson City, Nevada. The Company’s year-end is December 31.

The principal business of the Company is to search for mineral deposits or reserves which are not in either the development or production stage. The Company is an exploration stage corporation that intends to conduct exploration activities on gold and uranium properties located in Tanzania.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amounts of revenues and expenses during the period. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of the Company’s financial statements; accordingly, it is possible that the actual results could differ from the estimates and assumptions and could have a material effect on the reported amounts of the Company’s financial position and results of operations.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of Kilimanjaro Mining Company, Inc are presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.

These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method
The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all short-term debt with original maturities of three months or less to be equivalent.

As of December 31, 2008 and 2007, we have $122,970 and $637,688 respectively, deposited at FDIC insured bank. FDIC deposit insurance covers the balance of each depositor's account for $250,000 per insured bank. Any amount beyond the basic insurance amount may expose the Company to loss.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

Derivative Instruments
The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At December 31, 2008 and 2007, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings Per Share
The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of "basic" and "diluted" earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted losses per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Exploration Stage
The Company has been in an exploration stage since its formation and has not realized any revenues from operations. It is primarily engaged in searching for mineral deposits or reserves which are not in either the development or production stage.

Fair Value of Financial Instruments
SFAS No. 157, Fair Value Measurements ("SFAS 157"), defies fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements.

SFAS 157 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

Level 1. Observable inputs such as quoted prices in active markets;
Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the three months ended December 31, 2008 and 2007. (See Note 6)

Going Concern
As shown in the accompanying financial statements, the Company had an accumulated deficit incurred through December 31, 2008. The Company has limited revenues, limited cash and losses from operations. Management intends to seek additional capital from new equity securities offerings that will provide funds needed for the exploration for mining projects. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence. The Company expects to be able to control its cash outflows based upon funds received.

Impairment of Long-Lived Assets
SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” establishes a single accounting model for long-lived assets to be disposed of by sale including discontinued operations. SFAS No. 144 requires that these long-lived assets be measured at the lower of the carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. The Company has adopted SFAS No. 144 and evaluates its long-term assets annually for impairment.

Income Taxes
Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (hereinafter “SFAS No.109”). Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

Investments
Investments consist of equity securities of publicly held companies. The Company classifies investments as available for sale under Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investment in Debt and Equity Securities.”  Investments are carried at fair market value, which is based on quoted market prices. Unrealized holding gains and losses are included as a component of accumulated other comprehensive income (loss), net of related deferred income taxes, unless a permanent impairment in value has occurred, which is then charged to operations. Realized gains and losses from the sale of available for sale securities are determined on a specific identification basis. Dividend and interest income is recognized as earned. Investments have been classified as non-current assets in the accompanying financial statement due to management’s current intent to hold such investments.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

Use of Estimates
The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

New Accounting Pronouncements
In June 2009, the FASB issued SFAS No. 168, “FASB Accounting Standards Codification” (Codification) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009. The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered nonauthoritative. The Codification is effective for interim and annual periods ending after September 15, 2009. The Codification is for disclosure only and will not impact our financial condition or results of operations. Management is currently evaluating the impact to its financial reporting process of providing Codification references in our public filings.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (SFAS 167). SFAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 will become effective for our fiscal year beginning November 15, 2009. Management is currently evaluating the effect the adoption of SFAS 167 will have on its Consolidated Financial Statements.

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140”. This statement requires additional disclosures concerning a transferor’s continuing involvement with transferred financial assets. SFAS No. 166 eliminates the concept of a “qualifying special-purpose entity” and changes the requirements for derecognizing financial assets. SFAS No. 166 is effective for fiscal years beginning after November 15, 2009. Management is currently evaluating the impact that the adoption of SFAS No. 166 will have on its financial statements.

In May 2009, the FASB issued Statement of SFAS No. 165, Subsequent Events. This Statement establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. This Statement is effective for interim and annual periods ending after June 15, 2009 and as such, management adopted this standard in the first quarter of fiscal year 2010. The Company's adoption of SFAS 165 did not have a material impact on the interim or annual consolidated financial statements or the disclosures in those financial statements.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”), which identifies the sources of accounting and the framework for selecting the principles to be used in the preparation of financial statements that are presented in conformity with US GAAP. SFAS 162 will be effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.” The Company does not expect this statement to change any of the existing accounting principles.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133 (FAS 133), which expands the disclosure requirements in FAS 133 about an entities derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. As of the date of the report, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – an amendment of No. ARB 51”, which is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. SFAS No. 160 amends ARB 51 to establish accounting and reporting standards for the non-controlling ownership interest in a subsidiary and for the deconsolidation of a subsidiary. The Company does not have any subsidiaries at the report date.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141(R)”). SFAS 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS 141(R) also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years beginning after December 15, 2008. The Company currently does not provide consolidated financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115" (hereinafter "SFAS No. 159"). This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although earlier adoption is permitted. Management has not determined the effect that adopting this statement would have on the Company's financial condition or results of operation.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

NOTE 3 - REVENUE

In 2007, the company prepared a geological report for a Canadian mining company and has received an amount of $15,900 as service payment.

NOTE 4 - ADVANCES RELATED PARTY

The Company advanced funds to Geo Can Resources to find mineral property interest in Tanzania. As of December 31, 2008 and 2007, the company advanced $1,581,000 and $704,000 respectively to Geo Can Resources Company. The advances bear no interest and are due on demand.

NOTE 5 - PROPERTY AND EQUIPMENT

At December 31, 2008 and 2007, property and equipment consisted of the following:

Category	As at 12/31/2008			As at 12/31/2007
	Cost	Accumulated Amortization	Net Book Value	Cost	Accumulated Amortization	Net Book Value
Computers & Software	$ 11,476	$ 2,580	$ 8,896	$ 1,423	$ 285	$ 1,139
	$ 11,476	$ 2,580	$ 8,896	$ 1,423	$ 285	$ 1,139

Depreciation expense for the year ended December 31, 2008 and 2007 is $2,295 and $285, respectively.

NOTE 6 - RELATED PARTY TRANSACTIONS

As of December 31, 2008 and 2007, the Company had loaned Lake Victoria Mining Company, a related party $53,500. This noninterest-bearing loan is noncollateralized and due on demand.

NOTE 7 - LONG-TERM INVESTMENT

On March 21, 2007, the Company purchased 3,000,000 restricted common shares at $0.00001 per share from Lake Victoria Mining Company in the total consideration of $30. As of December 31, 2008, the Company has not paid $30 to Lake Victoria Mining Company. As of December 31, 2008 and 2007, the fair market value of the investment in Lake Victoria Mining Company was $1,650,000 and 300,000 respectively.

On June 20, 2008, the Company acquired 5,000,000 restricted common shares at 0.001 per share from Kibo Resources Company in the total consideration of $5,000. The Company holds a majority interest of Kibo resources. The company classified this investment as a temporary ownership.   As of December 31, 2008, the Company recognized an investment loss of $5,000.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

Securities classified as available for sale are reported at fair value utilizing Level 1 inputs. For these securities, the Company obtains fair value from active markets.

The following table presents information about the Company’s assets measured at fair value on a recurring basis as of December 31, 2008 and 2007, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value.

Fair Value Measurements
At December 31, 2008, Using
Quoted Prices
		In Active	Other	Significant
		Markets for	Observable	Unobservable
	Fair Value	Identical Assets	Inputs	Inputs
Description	DATE	(Level 1)	(Level 2)	(Level 3)
Available-for-Sale Securities
Lake Victoria Mining Company	12/31/2008	$1,650,000
Kibo resources Company	12/31/2008		$-
Total Assets Measured at Fair Value		$1,650,000	$-

NOTE 8 - ACCRUED COMPENSATION EXPENSES

On November 1, 2007, the Company signed employment agreement with Company’s vice president. According to the agreement, the Company shall pay him 100,000 restricted common shares each year for 2007 and 2008, with a fair value of $0.75 per share in the total amount of $75,000 and $0.50 per share in the total amount of $50,000, respectively.

NOTE 9 - CAPITAL STOCK

Common Stock
The Company is authorized to issue 100,000,000 shares of common stock a par value of $0.001. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In December, 2008, the Company sold 1,471,271 shares of common stock at $0.50 per share in consideration of $735,684.

In April, 2008, the Company sold 223,933 shares of common stock at $0.75 per share in consideration of $167,950.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

In December, 2007, the Company sold 40,000 shares of common stock at $0.75 per share in consideration of $30,000.

In October, 2007, the Company sold 1,834,936 shares of common stock at $0.75 per share in consideration of $1,375,770.

In April 2007, the Company sold 4,310,000 shares of common stock at $0.10 per share in consideration of $431,000.

In February 2007, the Company issued 1,975,000 shares of common stock at fair value of $0.10 per share on payment of consulting services.

In December 2006, the Company issued 12,275,000 shares of common stock at $0.001 per share for cash of $12,275 and a subscription receivable of $12,275.

NOTE 10 - INCOME TAXES

At December 31, 2008 and 2007, the Company had deferred tax assets (calculated at an expected rate of 34%) of approximately $443,000 and $250,000 principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been established at December 31, 2008 and 2007. The significant components of the deferred tax asset at December 31, 2008 and 2007 were as follows:

	December 31, 2008	December 31, 2007
Operating loss balance:	$(1,301,000)	$(736,000)
Deferred tax asset	$(443,000)	$(250,000)
Deferred tax asset valuation allowance	443,000	(250,000)
Net deferred tax asset	$-	$-

At December 31, 2008 and 2007, the Company has net operating loss carryforwards of approximately $1,301,000 and 736,000, which expire in the year 2023-2024. The change in valuation allowance from December 31, 2008 to December 31, 2007 was $193,000.

Although we believe that our estimates are reasonable, no assurance can be given that the final tax outcome of these matters will not be different than that which is reflected in our tax provisions. Ultimately, the actual tax benefits to be realized will be based upon future taxable earnings levels, which cannot be predicted at this time. Furthermore, the availability of net operating losses would be limited by the future action of the Company and its investors.

KILIMANJARO MINING COMPANY INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

NOTE 11 - SUBSEQUENT EVENTS

On May 5, 2009, the Company entered into a property purchase agreement with Geo Can Resources to acquire 100% interest of 33 Gold licenses and 13 Uranium licenses. The Company shall deliver a release in favor of Geo Can Resources of the loan of $1,500,000 and a share certificate for 5,176,250 common  shares at a deemed price of $0.05. The Company also received 6,350,300 shares of Lake Victoria Mining Company common stock as part of the agreement.

On May 6, Lake Victoria Mining Company paid $50,000 to the Company which reduced the total outstanding loan amount to $3,500.

On May 15, 2009, the Company signed an agreement for private sale of shares with Hampton Park Capital LLC. The Company sold 5,000,000 common shares of Kibo Resources to Hampton Park in the total consideration of $10,000. The payment shall be settled on or before October 30, 2009.

On August 7, 2009, the Company completed the share exchange agreement with Lake Victoria Mining Company Inc. Upon completion, Kilimanjaro Mining Company becomes a wholly owned subsidiary of Lake Victoria Mining Company, Inc.

As of October 20, 2009, the Company has evaluated all other subsequent events and determined there are no material unrecognized subsequent events.

(b)  Pro forma financial information.

LAKE VICTORIA MINING, INC.
(AN EXPLORATION STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
JUNE 30, 2009

							Pro Forma
							Consolidated
	Lake Victoria	Kilimanjaro		Transaction Adjustments			Lake Victoria
	Mining Company	Mining Company		Dr.		Cr.	Mining Company
ASSETS

CURRENT ASSETS
Cash	$173,546	$222,379					$395,925
Advances and Accounts receivable	77,167	10,000			(d)	155,614	87,167
Advances to related party	-	155,614
Total Current Assets	250,713	387,993					483,092

PROPERTY AND EQUIPMENT, NET	2,890	8,377					11,267
							-
DUE FROM RELATED PARTY	-	3,500		-	(a)	3,500	-

LONG-TERM INVESTMENTS	30,875,910	4,955,659		-	(b) (g) (e) (f)	35,831,569	-

GOODWILL			(g)	34,871,599			34,871,599

TOTAL ASSETS	$253,603	$5,355,529					$35,365,958

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Notes Payable	$12,025	$-					$12,025
Accounts payable	392,880	2,041	(b) (d)	155,644			239,277
Accounts payable – acquisitions	410,000	1,751,415					2,161,415
Advances payable - related party	3,500	-	(a)	3,500			-
Total Current Liabilities	818,405	1,753,456					2,412,717

NONCURRENT LIABILITIES
Long-term liabilities - Acquisition	-	3,173,432					3,173,432
Total Noncurrent Liabilities	-	3,173,432					3,173,432

COMMITMENTS AND CONTINGENCIES	-	-					-

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	-					-
Common stock	662	31,378	(c) (g)	31,472			568
Additional paid-in capital	36,665,888	4,285,847	(g) (f)	4,793,807			36,157,928
Common stock to be issued	3,525,000	-					3,525,000
Subscription receivable	(35)	(23,275)			(c)	30	(23,280)
Accumulated deficit during exploration stage	(9,880,407)	(8,312,914)		-	(g)	8,312,914	(9,880,407)
Accumulated other comprehensive income		4,447,605	(e)	4,447,605			-
Total stockholders' Equity (Deficit)	30,311,108	428,641					29,779,809

TOTAL LIABILITIES AND
STOCKHOLDERS EQUITY (DEFICIT)	$31,129,513	$5,355,529		$44,303,627		$44,303,627	$35,365,958

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements

LAKE VICTORIA MINING, INC.
(AN EXPLORATION STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2009

			Pro Forma
			Consolidated
	Lake Victoria	Kilimanjaro	Lake Victoria
	Mining Company	Mining Company	Mining Company

REVENUE	$-	$-	$-

OPERATING EXPENSES
General and administrative expenses	102,377	741,451	843,828
Amortization and Depreciation Expenses	100	582	682
Acquisition Costs	1,960,000	6,175,634	8,135,634
Exploration Costs	116,293	-	116,293
Total operating expense	2,178,769	6,917,667	9,096,436

LOSS FROM OPERATIONS	(2,178,769)	(6,917,667)	(9,096,436)

OTHER INCOME
Gain(loss) on Long-term Investments	-	10,000	10,000
Interest income	375	-	375
Interest Expense	(25)	-	(25)
Total other income	350	10,000	10,350

LOSS BEFORE TAXES	(2,178,420)	(6,907,667)	(9,086,087)

INCOME TAX EXPENSE (BENEFIT)	-	-	-

NET LOSS	$(2,178,420)	$(6,907,667)	$(9,086,087)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.11)	$(0.25)	$(0.14)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	20,437,245	27,201,887	66,131,849

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements

LAKE VICTORIA MINING, INC.
(AN EXPLORATION STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
MARCH 31, 2009

							Pro Forma
	Lake Victoria	Kilimanjaro					Consolidated
	Mining Company	Mining Company		Transaction Adjustments			Lake Victoria
	March 31, 2009	December 31, 2008		Dr.		Cr.	Mining Company
ASSETS

CURRENT ASSETS
Cash	$418,536	$122,970					$541,506
Advances and Accounts receivable	63,792	-					63,792
Advances to related party		1,580,654			(d)	634,914	945,740
Total Current Assets	482,329	1,703,624					1,551,039

PROPERTY AND EQUIPMENT, NET	-	8,896					8,896

DUE FROM RELATED PARTY	-	53,500			(a)	53,500	-

LONG-TERM INVESTMENTS	30,875,910	1,650,000			(b) (e)	32,525,910	-
					(g)
GOODWILL			(g)	29,226,895			29,226,895

TOTAL ASSETS	$31,358,239	$3,416,020					$30,786,830

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	350,211	5,310	(b) (d)	334,944			$20,577
Accounts payable – acquisitions	300,000	-	(d)	300,000			-
Accrued compensation expenses	-	125,000					125,000
Advances payable - related party	53,500	-	(a)	53,500			-
Total Current Liabilities	703,711	130,310					145,577

COMMITMENTS AND CONTINGENCIES	-	-					-

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	-					-
Common stock	662	22,130	(g)	22,130			662
Additional paid-in capital	36,665,889	2,928,049	(c) (g)	2,928,079			36,665,859
Common stock to be issued	1,690,000	-					1,690,000
Subscription receivable	(35)	(13,275)			(c)	30	(13,280)
Accumulated deficit during exploration stage	(7,701,988)	(1,301,164)			(g)	1,301,164	(7,701,988)
Accumulated other comprehensive income	-	1,649,970	(e)	1,649,970			-
Total stockholders' Equity (Deficit)	30,654,528	3,285,710					30,641,253

TOTAL LIABILITIES AND
STOCKHOLDERS EQUITY (DEFICIT)	$31,358,239	$3,416,020		$34,515,519		$34,515,519	$30,786,830

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements

LAKE VICTORIA MINING, INC.
(AN EXPLORATION STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MARCH 31, 2009

			Pro Forma
			Consolidated
	Lake Victoria	Kilimanjaro	Lake Victoria
	Mining Company	Mining Company	Mining Company

REVENUE	$-	$-	$-

OPERATING EXPENSES
General and administrative expenses	170,507	523,757	694,264
Amortization and Depreciation Expenses	-	2,869	2,869
Acquisition Costs	6,465,300	-	6,465,300
Exploration Costs	1,014,167	-	1,014,167
Total operating expense	7,649,974	526,626	8,176,600

LOSS FROM OPERATIONS	(7,649,974)	(526,626)	(8,176,600)

OTHER INCOME
Interest income	4,235	-	4,235
Gain(loss) on Long-term Investments	-	(5,000)	(5,000)
Total other income	4,235	(5,000)	(765)

LOSS BEFORE TAXES	(7,645,739)	(531,626)	(8,177,365)

INCOME TAX EXPENSE (BENEFIT)	-	-	-

NET LOSS	$(7,645,739)	$(531,626)	$(8,177,365)

NET LOSS PER COMMON SHARE,
BASIC AND DILUTED	$(0.41)	$(0.02)	$(0.12)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING,
BASIC AND DILUTED	18,426,982	22,108,318	66,131,849

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements

LAKE VICTORIA MINING, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

NOTE 1 - DESCRIPTION OF BUSINESS

Lake Victoria Mining Company, Inc. (hereinafter “the Company”) was incorporated March 14, 2007 under the laws of the State of Nevada.

The principal business of the Company is to search for mineral deposits or reserves which are not in either the development or production stage. The Company is an exploration stage corporation that is conducting exploration activities on gold properties located in Tanzania. We are exploring our properties by conducting an extensive program of mapping geology, sampling soils and rocks and having the samples assayed for gold, and by conducting a detailed magnetic survey and drilling to identify faults and other geologic structures that might be helping to control the location of important gold values.

The Company’s administrative office is located in Golden, Colorado. The Company’s year-end is March 31.

The unaudited pro forma consolidated financial statements have been prepared to give effect to the Company’s acquisition of Kilimanjaro Mining Company Inc. (the “Acquisition”). The unaudited pro forma consolidated financial statements have been prepared on the basis that each shareholder will receive shares of common stock of Lake Victoria Mining in exchange for their Kilimanjaro Mining common shares.

The unaudited pro forma consolidated financial statements have been compiled from and include:

(a) An unaudited pro forma consolidated balance sheet combining the unaudited balance sheets of Lake Victoria as at June 30, 2009 with the unaudited balance sheet of Kilimanjaro Mining as at June 30, 2009, giving effect to the transaction as if it occurred on June 30, 2009.

(b) An unaudited pro forma consolidated statement of operations combining the audited statement of operations of the Company for the year ended March 31, 2009 with the unaudited constructed statement of operations of Kilimanjaro Mining for the twelve months ended March 31, 2009, giving effect to the transaction as if it occurred on April 1, 2008. Kilimanjaro Mining’s statement of operations for the twelve months ended March 31, 2009 has been constructed by adding together (1) the results for the nine months ended December 31, 2008 (derived from Kilimanjaro Mining’s audited financial statements for the year ended December 31, 2008) and (2) the unaudited interim results for the three months ended March 31, 2009.

(c) An unaudited pro forma consolidated balance sheet combining the audited balance sheets of Lake Victoria as at March 31, 2009 with the audited balance sheet of Kilimanjaro Mining as at December 31, 2008, giving effect to the transaction as if it occurred on March 31, 2009.

(d) An unaudited pro forma consolidated statement of operations combining the unaudited statement of operations of the Company for the three months ended June 30, 2009 with the unaudited statement of operations of Kilimanjaro Mining for the three months ended June 30, 2009, giving effect to the transaction as if it occurred on April 1, 2009.

LAKE VICTORIA MINING, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

The unaudited pro forma consolidated balance sheet and statements of operations have been presented on the above basis to ensure that the unaudited pro forma consolidated financial statements reflect the acquired business financial statements for a period that is no more than 93 days from Lake Victoria Mining’s year-end, as required pursuant to pro forma presentation requirements contained in the securities rules.

The unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of Lake Victoria Mining for the year ended March 31, 2009. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company and Kilimanjaro Mining described above.

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transactions been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

NOTE 2 - BUSINESS ACQUISITION

The business combination will be accounted for as a purchase transaction, with Lake Victoria Mining as acquirer of Kilimanjaro Mining Company.

In consideration for the acquisition of Kilimanjaro Mining, the Company will issue 1.2 shares of Lake Victoria common shares for each outstanding common share of Kilimanjaro Mining totalling 37,653,549 common shares to shareholders of Kilimanjaro Mining, representing approximately $30,875,910 total value based on the closing price of Lake Victoria common shares. For accounting purposes, the measurement of the purchase consideration in the unaudited pro forma consolidated financial statement information is based on the market prices of Lake Victoria common shares at $0.82 per common share.

After reflecting the pro forma purchase adjustments, the excess of the purchase consideration over the adjusted book values of Kilimanjaro Mining assets and liabilities has been allocated in full to Goodwill.

LAKE VICTORIA MINING, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

The fair values assigned were as follows:

Purchase price
Shares issued on acquisition	$30,875,910
Acquisition costs	$30,875,910

As of
Net assets acquired from Kilimanjaro Mining:	June 30, 2009
Cash	222,379
Advances and Accounts receivable	10,000
Advances to related party	155,614
Property And Equipment	8,377
Due From Related Party	3,500
Long-Term Investments	508,054
Accounts payable	(2,041)
Acquisition liabilities - current portion	(1,751,415)
Long-term liabilities - Acquisition	(3,173,432)
Subscription receivable	23,275
Goodwill	$34,871,599
$30,875,910

As of
Net assets acquired from Kilimanjaro Mining:	December 31, 2008
Cash	122,970
Advances and Accounts receivable	-
Advances to related party	1,580,654
Property And Equipment	8,896
Due From Related Party	53,500
Long-Term Investments	30
Accounts payable	(5,310)
Accrued compensation expenses	(125,000)
Subscription receivable	13,275
Goodwill	$29,226,895
$30,875,910

LAKE VICTORIA MINING, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

NOTE 3 - PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma consolidated financial statements incorporate the following pro forma assumptions:

(a)	The advancement of $3,500 from Kilimanjaro Mining to Lake Victoria Mining was eliminated.
(b)	Kilimanjaro Mining’s investment $30 in Lake Victoria Mining was eliminated.
(c)	Shares of Lake Victoria Mining common stock issued to Kilimanjaro Mining and subscription receivable were eliminated.
(d)	The advancement from Kilimanjaro Mining to Geo Can Resources was offset with accounts payable from Lake Victoria Mining to Geo Can Resources.
(e)	Eliminate Kilimanjaro Mining’s unrealized holding gain on Lake Victoria Mining’s shares.
(f)	Eliminate Kilimanjaro received shares of Lake Victoria from Geo Can Resources for mineral interest acquisition.
(g)	Represents elimination of acquired business capital stock, equity accounts and accumulated deficit.

NOTE 4 - PRO FORMA SHARE CAPITAL

Pro forma share capital as at June 30, 2009 has been determined as follows,

	Number of
	shares	Amount

Issued common shares of Lake Victoria	$28,478,300	$$34,268,950
Shares issued for acquisition of Kilimanjaro Mining	$7,653,549	$$30,875,910
Pro forma balance	$66,131,849	$$65,144,860

NOTE 5 - PRO FORMA LOSS PER SHARE

Pro forma basic loss per share for the three months ended June 30, 2009 and the year ended March 31, 2009 has been calculated based on actual weighted average number of Lake Victoria common shares outstanding and the assumed number of Lake Victoria common shares issued to Kilimanjaro Mining shareholders being effective on April 1, 2008 and April 1, 2009 respectively.

LAKE VICTORIA MINING, INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009

	Three Months Ended	Year Ended
	June 30, 2009	March 31, 2009
	(Shares or US Dollars)

Actual weighted average number of Lake Victoria common shares outstanding	28,478,300	28,478,300
Number of Lake Victoria common shares issued to Kilimanjaro Mining	37,653,549	37,653,549
Pro forma weighted average number of Lake Victoria common shares outstanding	66,131,849	66,131,849
Pro forma net loss	$(9,594,112)	$(8,177,365)
Pro forma adjusted basic loss per share	$(0.15)	$(0.12)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of October, 2009.

LAKE VICTORIA MINING COMPANY, INC.

BY:	HEIDI KALENUIK
Heidi Kalenuik
Secretary, Treasurer and a member of the Board of Directors